MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING CARDINAL COLWICH, LLC, a Kansas limited liability company (Borrower) in favor of FIRST NATIONAL BANK OF OMAHA (Lender) Dated as of: January 31, 2024 Property Encumbered: 1 Element Drive, Colwich, Kansas 67030, more fully described in Exhibit A (THIS MORTGAGE SERVES AS A FIXTURE FILING UNDER K.S.A. § 84-9-502. FOR ADDITIONAL INFORMATION SEE SECTION 53 OF THIS MORTGAGE.) RECORD AND RETURN TO: Dvorak Law Group, LLC 9500 West Dodge Road, Suite 100 Omaha, Nebraska 68114 Attention: James M. Pfeffer

MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING (the "Mortgage") is made as of January 31, 2024, by CARDINAL COLWICH, LLC, a Kansas limited liability company ("Borrower"), having its principal place of business at 1554 North 600 E, Union City, Indiana 47390 USA, in favor of FIRST NATIONAL BANK OF OMAHA ("Lender"), having a mailing address at 1620 Dodge St., Stop 3300, Omaha, Nebraska 68197 USA. RECITALS: Pursuant to the terms of that certain Second Amended and Restated Construction Loan Agreement dated of even date with this Mortgage (as amended, restated, supplemented, and otherwise modified from time to time, the "Loan Agreement"), among Lender, Borrower, and the other Borrowers party thereto (with Borrower and such other Borrowers collectively referred to in this Mortgage as the "Borrowers"), Lender extended to the applicable Borrowers the Loans defined and described therein, which include the Revolving Credit Loan in the maximum principal sum of Twenty Million and No/100 Dollars ($20,000,000.00), the Declining Revolving Credit Loan in the maximum principal sum of Thirty- Nine Million and No/100 Dollars ($39,000,000.00) converting to the APP Term Loan as provided for in the Loan Agreement, and the Term Loan in the original principal sum of Twenty-Two Million and No/100 Dollars ($22,000,000.00), to be paid with interest according to the terms of the Loan Agreement and the Revolving Credit Note, Declining Revolving Credit Note, and Term Note described in the Loan Agreement executed and delivered by the applicable Borrower to the order of Lender (collectively, and together with all extensions, renewals, or modifications thereof, are referred to as the "Note", and said indebtedness, interest and all other sums due hereunder, and under the Note, the Loans, the Liabilities as defined in that certain Guaranty dated of even date with this Mortgage executed and delivered by Borrower in favor of Lender ("Guaranty"), and the Other Security Documents (hereinafter defined), including applicable attorneys' fees and costs, are colleetively referred to as the "Debt"), with the Term Loan maturing on March 1, 2029 and the APP Term Loan maturing on May 1, 2029, as such maturity dates may be extended or such earlier date if Lender accelerates the Loans due to an Event of Default, and to seeure the Debt Borrower hereby irrevocably mortgages, warrants, deeds, gives, grants, bargains, sells, alienates, conveys, confirms, pledges, assigns, grants a security interest in, and hypothecates to Lender, its successors and assigns, with the right to entry and possession, all of its now owned and hereafter acquired or arising estate, right, title and interest in, to and under the real property described in Exhibit A attached hereto (the "Premises") and the buildings, struetures, additions, enlargements, extensions, modifications, repairs, replacements, and improvements now or hereafter located thereon (the "Improvements"), and any and all of the following described property (collectively, the "Mortgaged Property"), whether now owned or held or hereafter acquired or arising: (a) all easements (including the Access Easement defined below), rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, wells, well rights (including, without limitation, shares of stock evidencing the same), air rights and development rights, ditches and ditch rights, reservoir rights and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments, and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim, and demand whatsoever, both at law and in equity, of Borrower of, in, and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto; and (b) all other assets of Borrower, of every kind and nature, now existing and hereafter acquired and arising and wherever located, related to the ownership or operation of the Premises, including, without limitation, accounts, deposit or reserve accounts, commercial tort claims, letter of credit rights, chattel paper (including electronic chattel paper), documents, instruments, investment property, general intangibles (including payment intangibles), goodwill, trademarks, trade names, trade styles, books and records, customer lists, vendor lists, franchise rights, option rights, software, goods, inventory, equipment, furniture, and fixtures, all supporting obligations of the foregoing, and all cash and noncash proceeds and products (including without limitation insurance proceeds) of the foregoing and all cash and noncash proceeds of proceeds, and all additions and accessions thereto, substitutions therefor and replacements thereof, and including, without limitation, the following; (1) all machinery, equipment, tools, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, internet, wireless, fiber optic, communications, and elevator fixtures), building equipment, materials, and supplies, and other property of every kind and nature, whether tangible or intangible, owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements (hereafter collectively called the "Equipment"), including the proceeds of any sale, trade in, or transfer of the foregoing, and, without limiting the generality of the foregoing, if any such Equipment is subject to any prior security interest or prior security agreement (as such terms are defined in the Uniform Commercial Code, as adopted and enacted in the state or states in which any of the Mortgaged Property is located), then the Mortgaged Property shall include all of the right, title and interest of Borrower in and to any such Equipment, together with all deposits and payments now or hereafter made by Borrower with respect to such Equipment; (2) all awards, payments, or compensation, including interest thereon, heretofore or hereafter made with respect to the Mortgaged Property for any injury or decrease in the value of the Mortgaged Property related to any exercise of the right of eminent domain or condemnation (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights or for a change of grade); (3) all leases, subleases, reciproeal easement agreements, and other agreements and arrangements affecting the use, enjoyment, or occupancy of, or the conduct of any activity upon or at the Premises and the Improvements heretofore or hereafter entered into (the "Leases"), all income, rents (including, without limitation, all percentage rents), issues, profits, and revenues (including, but not limited to, all oil and gas or other mineral royalties and bonuses) from the Mortgaged Property (the "Rents") and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt; (4) all proceeds of, and any unearned premiums on, any insurance policies covering the Mortgaged Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Mortgaged Property, and any and all awards or payments, including interest and unearned premiums thereon, and the right to receive the same, which may be paid or payable with respect to the Premises or Improvements or other

Mortgaged Property as a result of the exercise of the right of eminent domain or action in lieu thereof or the alteration of the grade of any street; (5) the right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to commence any action or proceeding to protect the interest of Lender in the Mortgaged Property; (6) all licenses, permits (including, but not limited to, building permits), authorizations, certificates, variances, consents, approvals and other permits now or hereafter acquired pertaining to the Premises or any Improvements thereon or which relate to the construction of the Improvements and/or the use, occupancy, development, leasing, operation or servicing of the Premises, including, but not limited to air and water discharge permits, environmental permits and licenses required for the operation of Borrower's business on the Premises and Improvements, above ground storage tank licenses and permits, and all estate, right, title and interest of Borrower in, to, under or derived from all present or future development, construction, operation or use of the Premises or any improvements thereon; and (7) all other property or collateral of any nature whatsoever, now or hereafter given as additional security for the payment of the Debt, including, without limitation, property management agreements now or hereafter entered into with any person or entity providing management services to the Mortgaged Property, service contracts, purchase contracts, franchise agreements, common area agreements, licenses, permits, construction warranties and other contracts, agreements, and instruments relating to the Mortgaged Property (including, without limitation, agreements pursuant to which Borrower acquired any of the Mortgaged Property, and including any security or indemnities given in connection therewith), security deposits, royalties, refunds, expense reimbursements, reserve or escrow deposits, or accounts related to the Mortgaged Property or any Leases and all documents relating to each of the foregoing. This Mortgage secures all future advanees and obligations constituting the Debt and any and all protective advances, judgments, deficiencies, and other obligations hereafter entered or established against Borrowers in favor of, or due to. Lender as the result of, or in connection with, any foreclosure, sale, enforcement actions or proceedings pursuant to any other mortgages, deeds of trust or other security devices also securing any of the Debt. The total amount of the Debt may decrease or increase from time to time; provided, however, that the maximum principal amount of indebtedness secured by this Mortgage at any time is limited to $81,000,000, being a portion of the total Debt (and being exclusive of interest on the entire principal amount of the Loans and other indebtedness and of sums expended or incurred for the protection of the security of this Mortgage and of any other items of the indebtedness secured hereby not constituting principal indebtedness, all of which are secured by this Mortgage without limitation as to amount). The lien of this Mortgage as security for the maximum principal amount of indebtedness stated above that may be secured by this Mortgage at any time shall continue as a lien securing the specified maximum amount until foreclosure of this Mortgage or payment in full of the entire Debt and release of this Mortgage of record, and no partial payments of any of the Debt shall reduce the amount of the lien of this Mortgage. This Mortgage constitutes a "construction mortgage" as defined in K.S.A. § 84-9-334(h) to the extent that it secures an obligation incurred for the construction of the Improvements, including the acquisition cost of the Premises. This Mortgage is a purchase money mortgage pursuant to K.S.A. § 58- 2305 because and to the extent that the Borrower used a portion of the proceeds of the Loans to finance its acquisition of the Premises and Improvements and other applicable Mortgaged Property.

Capitalized terms used but not otherwise defined in this Mortgage shall have the meaning given to such terms in the Loan Agreement. TO HAVE AND TO HOLD the Mortgaged Property unto and to the use and benefit of Lender, and the successors and assigns of Lender, forever, to secure the payment to Lender of the Debt at the time and in the manner provided for its payment in the Loan Agreement, Note, the Guaranty, this Mortgage, or in the Other Security Documents; PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall pay to Lender the Debt at the time and in the manner provided in the Note, Loan Agreement, Guaranty, this Mortgage, or in the Other Security Documents, and shall abide by and comply with each and every covenant and condition set forth herein and in the Loan Agreement in a timely manner, these presents and the estate hereby granted shall cease, terminate, and be void, and Lender shall execute and deliver to Borrower a satisfaction or discharge of this Mortgage, in recordable form. Borrower hereby represents and warrants to and covenants and agrees with Lender as follows; 1. Pavment of Debt and Incorporation of Covenants. Conditions and Agreements. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, Note, Guaranty, this Mortgage, and the Other Security Documents. All the covenants, conditions and agreements contained in: (a) the Loan Agreement, Note, and Guaranties; and (b) the Loan Documents described and defined in the Loan Agreement and all and any documents (other than the Loan Agreement, Note, or this Mortgage) (collectively, the "Other Security Documents") now or hereafter executed by Borrower and/or others in favor of Lender, which wholly or partially secure or guaranty payment of the Note and Loans, provide for any indemnity in favor of or payment to Lender related to the Debt, the Note, the Loans, Guaranty, or the Mortgaged Property, provide for any escrow/holdback arrangements or for any actions to be completed by Borrower subsequent to the date hereof, or are otherwise related to the loan secured by this Mortgage, are hereby made a part of this Mortgage to the same extent and with the same force as if fully set forth herein. 2. Representations and Warranties. As a material inducement to Lender to extend the Debt evidenced and governed by the Note, Loan Agreement, this Mortgage, Guaranty, and the Other Security Documents, Borrower hereby unconditionally represents and warrants as follows: (a) Borrower has good fee title to the Mortgaged Property and the Access Easement, and has the right to deed, mortgage, give, grant a Lien on, bargain, sell, alienate, convey, confirm, pledge, assign and hypothecate the same and that Borrower possesses an unencumbered fee estate in the Improvements and other Mortgaged Property free and clear of all Liens whatsoever except for the exceptions shown on Exhibit B attaehed hereto and incorporated herein by this reference (the "Permitted Encumbrances"!, none of which Permitted Encumbrances will materially and adversely affect the ability of Borrower to pay in full the Debt, the use of the Mortgaged Property for the use currently being made thereof, the operation of the Mortgaged Property, or the value of the Mortgaged Property. Borrower shall forever warrant, defend and preserve such title and the validity and priority of the Lien of this Mortgage to Lender against the claims of all Persons whomsoever; (b) Borrower has requisite power and authority to (i) incur the indebtedness evidenced by the Note and Guaranty, (ii) execute this Mortgage, and (iii) enter into the Loan Agreement, Note, Guaranty, and other Other Security Documents; (c) This Mortgage, the Loan Agreement, Note, Guaranty, and all of the Other Security Documents were executed in accordance with the requirements of law and, if Borrower is a corporation.

partnership, limited partnership, limited liability company, or trust, in accordance with, as applicable, any requirements of its articles of ineorporation, bylaws, articles of partnership, partnership certificate or agreement, artieles of organization, operating agreement, or declaration of trust, and any amendments thereto; (d) The execution of this Mortgage, the Loan Agreement, Note, Guaranty and all of the Other Security Documents, and the full and complete performance of the provisions thereof, are authorized by its artieles of incorporation, bylaws, articles of partnership, partnership certificate or agreement, artieles of organization, operating agreement, or declaration of trust, as applicable, or a resolution of its board of directors or partners or trustees if Borrower or any signatory who signs on its behalf is a corporation, partnership, limited partnership, limited liability company or trust, and will not result in any breach of, or constitute a default under, or result in the creation of, any Lien (other than those contained in this Mortgage or any of the Other Security Documents) upon any property or assets of Borrower under any indenture, mortgage, deed of trust, bank loan or credit agreement, or other instrument or agreement to which Borrower is a party or by which Borrower or any of the Mortgaged Property is bound or, if applieable, under Borrower's artieles of incorporation, bylaws, articles of partnership, partnership eertificate or agreement, artieles of organization, operating agreement or declaration of trust, and any amendments thereto; (e) Borrower (and the undersigned representative of Borrower, if any) has full power, authority and right to exeeute, deliver and perform its obligations pursuant to this Mortgage, and to mortgage, deed, give, grant, bargain, sell, alienate, convey, confirm, pledge, hypothecate and assign the Mortgaged Property pursuant to the terms hereof and to keep and observe all of the terms of this Mortgage, the Loan Agreement, Note, and the Other Security Documents on Borrower's part to be performed; (f) Any and all balanee sheets, statements of income or loss and financial data of any other kind heretofore furnished to Lender by or on behalf of Borrower are true and correct in all material respeets, have been prepared in aeeordance with generally accepted accounting principles, consistently applied, and fully and accurately present the financial condition of the subjects thereof as of the dates thereof, and no material adverse change has occurred in the financial condition reflected therein since the dates of the most recent thereof. All operating statements and financial statements and reports required to be provided under this Mortgage shall be prepared in accordance with the terms of the Loan Agreement; (g) Other than as diselosed in the Loan Agreement, there are no actions, suits or proceedings of a material nature pending or, to the knowledge of Borrower, threatened against or affeeting Borrower or the Mortgaged Property, or involving the validity or enforceability of this Mortgage or the priority of the Lien ereated hereby, and no event has oeeurred (including specifically Borrower's execution of the Loan Agreement, Note, Guaranty, this Mortgage, and the Other Security Documents and Borrower's consummation of the transaction evidenced thereby) which will violate, be in eonflict with, result in the breach of or constitute (with due notice or lapse of time or both) a default under any statute, regulation, rule, order or limitation, or any mortgage, deed of trust, lease, contract, bylaws, articles of incorporation, articles of partnership, partnership certificate or agreement, articles of organization, operating agreement, declaration of trust or other agreement or document to which Borrower is a party or by which Borrower may be bound or affected, or result in the creation or imposition of any Lien of any nature whatsoever on the Mortgaged Property other than the Liens created by, or otherwise permitted by, the Loan Agreement, Note, Guaranty, this Mortgage, or the Other Security Documents; (h) Borrower represents and warrants that Borrower is not a "foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations;

(i) Borrower has, or, prior to commencement of any construction on the Premises, will have, (i) received all requisite building permits and approvals to plans and specifications, (ii) filed and/or recorded all requisite subdivision maps, plats and other instruments, and (iii) without limiting the generality of the foregoing, complied with all requirements of law; (j) The construction, use, and occupancy of the Mortgaged Property comply or, if built according to plans and specifications submitted to Lender, will comply in full with all requirements of law; except for the Encroachment Easement defined in the Loan Agreement, no portion of any Improvements is or will be constructed over areas subject to easements; neither the zoning nor any other right to construct or to use any of the Improvements is to any extent dependent upon or related to any real estate other than the Premises; all approvals, licenses, permits, certifications, filings, and other actions normally accepted as proof of compliance with requirements of law by prudent lending institutions that make investments secured by real estate in the general area of the Premises, to the extent available as of the date hereof, have been duly made, issued, or taken; and to the extent such approvals, licenses, permits, certifications, filings, and other actions are not available as of the date hereof, (i) the governmental authority charged with making, issuing or taking them is under a legal duty to do so, or (ii) Borrower is entitled to have them made, issued, or taken as the ministerial act of said governmental authority; (k) All streets, easements, utilities, and related services necessary for the operation of the Mortgaged Property for its intended purpose are available to the Premises, including potable water, storm and sanitary sewer, gas, electric, internet, cable, and telephone facilities and garbage removal; (1) Each of the Loan Agreement, Note, Guaranty, this Mortgage, and the Other Security Documents constitutes a legal and binding obligation of, and is valid and enforceable against. Borrower, all other persons obligated to Lender thereunder (if any) and the Mortgaged Property in accordance with the terms thereof and is not subject to any defenses or setoffs; and (m) A subdivision has been effected with respect to the Premises so that the Premises is taxed separately without regard to any other property, and so that for all purposes the Premises may be mortgaged, conveyed and otherwise dealt with as a separate lot or parcel. (n) Each Loan constitutes a business loan pursuant to K.S.A. § 16-207(e), and the proceeds of the Loan will not be used for personal, family, or household purposes. 3. Insurance Requirements. Borrower, at its sole cost and expense, will keep the Mortgaged Property insured during the entire term of this Mortgage for the mutual benefit of Borrower and Lender the insurance required in the Loan Agreement, along with flood insurance required by law, meeting the current requirements of applicable law. Such insurance shall be in an amount not less than the lesser of (a) the then full replacement cost of the Mortgaged Property, without deduction for physical depreciation, or (b) the outstanding principal balance of the Debt; but in any event an amount sufficient to ensure that the insurer issuing said policies would not deem Borrower a co-insurer under said policies. During the course of any construction upon the Premises, Borrower shall maintain such builder's risk insurance as may be required by Lender. Unless otherwise specified by Lender, Borrower shall maintain casualty insurance against all risks of any physical loss, including collapse and transit coverage for one hundred percent (100%) of the full replacement cost of the completed construction, such insurance to be in non- reporting form, with a deductible amount acceptable to Lender. All policies of insurance (individually, a "Policy", and collectively the "Policies") required pursuant to this Mortgage: (i) shall be issued by an insurer qualified to do business in Kansas and satisfactory to Lender, in its sole discretion; (ii) shall contain a mortgagee non-contribution clause satisfactory to Lender, in its sole discretion, naming Lender as the person to which all payments made by such insurance company shall be paid; (iii) shall be assigned and delivered to Lender; (iv) shall contain such provisions as Lender deems necessary or desirable to protect its interest, including, without limitation, endorsements providing that neither Borrower, Lender nor any other party shall be a co-insurer under said Policies and that Lender shall receive at least thirty (30) days' prior written notice of any modification, termination or cancellation of the applicable Policy; and (v) shall be satisfactory in form and substance to Lender and approved by Lender as to amounts, risk coverage, deductibles, loss payees and insureds. Not later than thirty (30) days prior to the expiration date of each of the Policies, Borrower will deliver to Lender satisfactory evidence of the renewal of each expiring Policy. 4. Casualty Loss. (a) If the Mortgaged Property is damaged or destroyed, in whole or in part, by fire or other easualty (a "Casualty"). Borrower shall give immediate notice thereof to Lender and shall commence proof of loss with the casualty insurer. Borrower hereby authorizes and empowers Lender to settle, adjust or compromise any claims for any insurance proceeds arising from any Casualty (the "Insurance Proceeds"), to receive such Insurance Proceeds and to retain and apply such Insurance Proceeds as set forth herein. If no Event of Default (hereafter defined), or event which with the giving of notice or passage of time, or both, would give rise to an Event of Default, has occurred as of the date of the Casualty or as of the date any Insurance Proceeds are to be paid or disbursed to Borrower, then: (i) If the aggregate amount of any Insurance Proeeeds resulting from a Casualty is equal to $250,000 or less, such Insurance Proceeds shall be paid directly to Borrower and shall be applied by Borrower to the prompt repair and replacement of the Mortgaged Property; (ii) If the aggregate amount of any Insurance Proceeds resulting from a Casualty (or series of related Casualties) exceeds $250,000 and Lender has determined, in its reasonable discretion, that the cost of restoration, repair, and rebuilding will be equal to or less than the amount of Insurance Proceeds and other funds deposited by Borrower with Lender for restoration, repair, and rebuilding the Mortgaged Property, then all Insurance Proceeds from such Casualty shall be paid to Lender; provided, however, that so long as no Event of Default exists and subject to the requirements set forth herein. Lender shall disburse such amounts of the Insurance Proceeds (after deduction for Lender's costs and expenses of collection) as Lender reasonably deems necessary for the repair or replacement of the Mortgaged Property, with any balance remaining after such disbursement being applied by Lender to the Debt in sueh priority and proportions as Lender deems proper. (b) All disbursements of any portion of any Insurance Proceeds held by Lender shall be subject to all terms and conditions deemed necessary by Lender, including: (i) Lender's receipt from Borrower of a construction contract(s) for the work of reconstruction in form and content acceptable to Lender in its reasonable discretion, with a contractor(s) reasonably acceptable to Lender; (ii) Lender's receipt from Borrower of plans and specifications for the work of reconstruction and evidence, satisfactory to Lender in its sole discretion, that all necessary governmental approvals can be obtained to allow the rebuilding and re-occupancy of the Mortgaged Property; (iii) Lender's receipt of satisfactory requests for disbursements, paid bills and lien waivers, architect certificates or other eertificates, and certificates or endorsements from title insurance companies; (iv) Borrower's deposit with Lender of any additional funds necessary to supplement the Insurance Proceeds, so as to cover, in advance, the entire cost of the necessary repairs or replacements to the Mortgaged Property as established by the certificate of an architect or engineer (employed by Lender at Borrower's expense); (v) such architect's or engineer's determination that such repairs or replacements may be effected within a period of nine (9) months or less; (vi) Borrower's prompt and diligent completion of such repairs or replacements in accordance with plans and specifications submitted to and approved by Lender; and (vii) Lender's inspection, at Borrower's cost and expense, of the repairs or replacements to the Mortgaged Property to verify that such 7 repairs or replacements have been completed in a good and workmanlike manner and are otherwise acceptable to Lender. Lender, whether in possession of the Premises or not, shall not have any obligation to advance or make funds other than the Insurance Proceeds available for the repair or replacement of the Mortgaged Property. (c) In the event of foreclosure of this Mortgage, or other transfer of title in full or partial satisfaction of the Debt or any part thereof, all right, title and interest of Borrower in and to any Policies then in force, and any proceeds thereof, shall pass to the purchaser or transferee, and Borrower shall not he entitled to unearned premiums. 5. Payment of Taxes and Other Charges. (a) Borrower shall pay or cause to be paid and discharged all taxes, assessments, water rates and sewer rents now or hereafter levied or assessed or imposed against the Mortgaged Property or any part thereof (collectively the "Taxes"!, and all ground rents, utility charges, maintenance charges, other governmental impositions, and all other Liens or charges whatsoever which may be or become a Lien or charge against the Mortgaged Property (including, without limitation, mechanics and materialmen's liens, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Premises), now or hereafter related to, or levied, assessed or imposed against, the Mortgaged Property or any part thereof (collectively the "Other Charges") as the same become due and payable. Borrower will deliver to Lender, within thirty (30) days of the due date of the Taxes and Other Charges, evidence satisfactory to Lender that the Taxes and Other Charges have been paid prior to the same becoming delinquent. (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes or Other Charges, provided that: (i) no Event of Default has occurred and shall be continuing; (ii) Borrower is permitted to do so under the provisions of any mortgage, deed of trust, ground lease, or other instrument which creates a superior or junior lien to this Mortgage (it being understood that no such superior or junior liens will be permitted unless specifically allowed, in writing, by Lender); (iii) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder; (iv) neither the Mortgaged Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost; (v) Borrower shall have set aside adequate reserves (which Lender may, at its option, require to be placed in escrow with Lender) for the payment of the Taxes or Other Charges, together with all interest and penalties; and (vi) Borrower shall have furnished such security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon. 6. Escrowed Funds. If required by and upon request of Lender or its designee. Borrower shall pay to Lender or its designee on the first day of each calendar month one-twelfth (1/12) of an amount which would be sufficient to pay all Insurance Premiums, Taxes and Other Charges payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months. (The aggregate of said amounts so held by Lender is hereafter called the "Escrowed Funds"!. Borrower hereby pledges to Lender any and all Escrowed Funds now or hereafter held by Lender as additional security for the payment of the Debt. Lender will apply the Escrowed Funds to payments of Taxes, Other Charges and Insurance Premiums required to be made by Borrower pursuant hereto. If the amount of the Escrowed Funds held by Lender shall exceed the amounts required for the payment of the Taxes, Other Charges and Insurance Premiums described above. Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrowed Funds. If, at any time, the Escrowed Funds are not sufficient to pay the Taxes, Other Charges and Insurance Premiums described 8 above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. Upon the occurrence of an Event of Default, Lender may apply any Escrowed Funds held by it to the payment of the following items in any order in its sole discretion; (a) Taxes and Other Charges; (b) Insurance Premiums; (c) interest on the unpaid principal balance of the Note; (d) amortization of the unpaid principal balance of the Note; and (e) all other sums payable pursuant to the Note, Loan Agreement, this Mortgage, and the Other Security Documents, including, without limitation, advances made by Lender pursuant to the terms of this Mortgage. Until expended or applied as above provided, the Escrowed Funds shall constitute additional security for the Debt. The Escrowed Funds shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrowed Funds shall be payable to Borrower. 7. Condemnation. Borrower shall promptly give Lender written notice of the actual or threatened commencement of any exercise of a right of condemnation or eminent domain affecting all or any part of the Mortgaged Property (each such event being hereafter referred to as a "Condemnation"), and shall deliver to Lender copies of any and all papers served in connection with any such Condemnation. Notwithstanding any taking (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of such taking) of all or any part of the Mortgaged Property through a Condemnation, Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note, Loan Agreement, Guaranty, this Mortgage, and the Other Security Documents, and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender (after deducting any expenses of collection, including reasonable attorneys' fees) to the Debt. Lender shall not be limited to the rate of interest paid on any such award or payment from a Condemnation but shall be entitled to receive out of such award or payment interest at the rate then applicable under the Note. Borrower shall cause any award or payment payable to Borrower in any Condemnation to be paid directly to Lender. Lender shall apply, in Lender's discretion, any such award or payment (after deducting any expenses of collection, including reasonable attorneys' fees) to (a) the reduction or discharge of the Debt (whether or not then due and payable), or (b) the restoration, repair, replacement or rebuilding of the portion of the Mortgaged Property remaining after the Condemnation; provided, however, if no Event of Default, or event which with the giving of notice or passage of time, or both, would give rise to an Event of Default, has occurred as of the date of the Condemnation or as of the date any award or payment are to be paid or disbursed to Borrower, the Condemnation causes damage of $250,000 or less. Lender has determined, in its reasonable discretion, that the cost of restoration, repair, and rebuilding will be equal to or less than the amount of Condemnation award and other funds deposited by Borrower with Lender for restoration, repair, and rebuilding the Mortgaged Property, then all awards and payments from such Condemnation shall be paid to Lender, provided, however, that so long as no Event of Default exists and subject to the requirements set forth herein. Lender shall disburse such amounts of Condemnation award (after deduction for Lender's costs and expenses of collection) as Lender reasonably deems necessary for the repair or replacement of the Mortgaged Property, with any balance remaining after such disbursement being applied by Lender to the Debt in such priority and proportions as Lender deems proper. In the event of a partial Condemnation, Borrower agrees to commence promptly the restoration and repair of the remaining Mortgaged Property to as nearly as possible the same condition as existed prior to such taking, and to prosecute diligently to completion such restoration and repair in compliance with plans which must be submitted to and approved in advance by Lender. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of any such award or payment. Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment in an amount sufficient to fully satisfy the Debt.

8. Leases and Rents. (a) Borrower does hereby absolutely and unconditionally assign to Lender all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. (b) Borrower hereby grants to Lender the right to enter upon and to take possession of the Mortgaged Property and every part thereof for the purpose of collecting the Rents and to let the Mortgaged Property or any part thereof, and to apply the Rents, after payment of all necessary charges and expenses, on account of the Debt. This assignment and grant shall continue in effect until the Debt which is secured hereby is paid in full. Notwithstanding the foregoing, Borrower shall have the right under a license granted hereby from Lender to collect and receive the Rents until the occurrence of an Event of Default, and Borrower agrees to use the Rents in payment of the Debt and in payment of Taxes, Other Charges and any other charge becoming due against the Mortgaged Property, but such right of Borrower shall be revoked automatically upon the occurrence of an Event of Default. (c) Except for the Leases set forth on Exhibit B to this Mortgage, Borrower will not, without the written consent of Lender, enter into any Leases, nor receive or collect Rents from any tenant of the Mortgaged Property or any part thereof for a period of more than one (1) month in advance. After the occurrence of an Event of Default, Borrower will pay monthly in advance to Lender, or to any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of the Mortgaged Property or of such part thereof as may be in the possession of Borrower or any other party or parties claiming through or under Borrower, and upon failure to make any such payment will, at the option of Lender, vacate and surrender the possession of the Mortgaged Property to Lender or to such receiver, and in default thereof may be evicted by summary proceedings. Borrower covenants and agrees that it will not, without the prior written consent of Lender in each case, (a) assign, pledge, hypothecate or otherwise encumber any of the Leases or the Rents, (b) enter into any Leases which are not at then-market rates or which are not by their terms expressly subordinate to this Mortgage, (c) enter into any Leases which are not in form approved by Lender, or (d) amend, modify, cancel or terminate any Leases or aceept a voluntary surrender thereof. Borrower will fully perform all of the covenants and agreements of the landlord under the Leases, and will take all such necessary actions (short of termination) as may be necessary or appropriate to enforce the covenants and agreements of the tenants under the Leases. (d) At any time, and from time to time, on notice from Lender, Borrower shall deliver to Lender a schedule of all Leases then in effect, which schedule shall include the following: (a) the name of the tenant; (b) a description of the leased space in form satisfactory to Lender, including, but not limited to, the approximate number of square feet so leased and the type of activity performed under such Lease; (e) the rental rate, including escalations, if any; (d) the term of the Lease; and (e) such other information as Lender reasonably may request. If requested by Lender, Borrower shall also deliver photocopies of all Leases accompanied by the certificate of Borrower that such copies are true, complete and accurate. (e) Upon demand from Lender, Borrower also shall execute and deliver to Lender such further assignments and other documents and instruments as Lender may deem necessary to carry out or evidence the assignment herein made. (f) Written demand by Lender delivered to any tenant for payment of Rents by reason of the occurrence of any Event of Default claimed by Lender shall be sufFieient evidence of each such tenant's obligation and authority to make all future payments of Rents to Lender without the necessity of further consent by Borrower. Borrower hereby indemnifies and agrees to hold each tenant free and harmless from and against all liability, loss, cost, damage or expense suffered or incurred by such tenant by reason 10 of its compliance with any demand for payment of Rents made by Lender contemplated by the preceding sentence. 9. Maintenance. Use and Management of Mortgaged Property. (a) Borrower covenants and agrees not to permit, commit or suffer any waste with regard to the Mortgaged Property. Borrower shall maintain the Mortgaged Property in good condition and repair and in such a manner as to allow the Mortgaged Propeity to remain consistently competitive in its market. Borrower shall keep the Mortgaged Property occupied so as not to impair the insurance carried thereon. The Improvements and the Equipment shall not be removed, demolished or materially altered (except for normal replacement of the Equipment with Equipment of at least equal value) without the prior written consent of Lender, which consent shall not be unreasonably withheld. Borrower shall promptly repair, replace or rebuild any part of the Mortgaged Property which may become damaged, worn or dilapidated, and shall also complete and pay for any structure at any time in the process of construction or repair on the Premises. Borrower shall promptly comply with all laws, orders and ordinances affecting the Mortgaged Property, or the use thereof, except that Borrower shall be permitted to contest any change or proposed change thereto under the same terms and conditions as permitted in Section 5(b). above. (b) Without limiting any rights Lender or its selected representatives may possess hereunder, under the Loan Agreement, Note, Guaranty or under any Other Security Document to inspect the Mortgaged Property, Lender shall have the right to conduct physical inspections of the Mortgaged Property to ensure Borrower is appropriately maintaining the Mortgaged Property. Following any such inspection, should Lender determine that the Mortgaged Property has not been maintained as required herein. Lender shall have the right to demand that Borrower complete corrective measures within a ninety (90) day period of time. Failure of Borrower to complete such corrective measures within such period shall constitute an immediate Event of Default and shall entitle Lender to exercise all remedies available to it, including, without limitation, performing Borrower's obligations hereunder. (c) Borrower shall use and continuously operate and permit the use and continuous operation of the Premises and the Improvements as provided for in Borrower's original loan application to Lender. (d) Unless Lender otherwise consents in writing. Borrower shall not initiate, join in, acquiesce in or consent to: (i) the removal or resignation of the property manager for the Mortgaged Property; or (ii) if such property manager is an entity affiliated with Borrower, the transfer of ownership, management or control of such property manager to a person or entity other than Borrower, its managing member, general partner or similar controlling entity in Borrower. (e) Unless Lender otherwise consents in writing. Borrower shall not initiate, join in, acquiesce in or consent to: (i) any change, modification or alteration of the existing access to the Mortgaged Property; or (ii) any change in any private restrictive covenant, replat, easement, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Mortgaged Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Mortgaged Property is or shall become a nonconforming use. Borrower will not cause or permit such nonconforming use to be discontinued or abandoned without the express written consent of Lender. (f) Without the prior written consent of Lender, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including, but not limited to, sand and gravel) from the surface or subsurface of the Premises regardless of the depth thereof or the method of mining or extraction thereof. 10. Transfers. Encumbrances and Liens. 11

(a) No assignment (by operation of law or otherwise), sale or contract to sell, transfer, mortgage, conveyance or lease shall be made by Borrower of the Mortgaged Property or any part thereof or any right, title or interest therein (including, without limitation, any oil, gas or other mineral interest) without first obtaining Lender's prior written consent. Subject to the provisions of the Loan Agreement, if, at any time prior to the release of this Mortgage of record. Borrower shall merge, consolidate or dissolve, or shall sell all or substantially all of its assets, or if, during such period, a cumulative total of more than fifty-one percent (51%) of the voting membership interests of Borrower shall be transferred, directly or indirectly, by sale, assignment (including, but not limited to, any assignment by operation of law), gift or in any other manner, the same shall, unless made with Lender's prior written consent, be deemed an unauthorized assignment for the purpose of this Section. (b) Borrower shall pay, from time to time when the same shall become due, all claims and demands of mechanics, materialmen, laborers and others which, if unpaid, might result in, or permit the creation of, a lien on the Mortgaged Property or any part thereof, or on the revenues, rents, issues, income and profits arising therefrom, whether paramount or subordinate to this Mortgage, and in general will do or cause to be done, everything necessary so that the first lien of this Mortgage shall be fully preserved, at the cost of Borrower, without expense to Lender. (c) Lender, at its option, shall be subrogated for further security to the lien of any prior encumbrance, mechanic's or vendor's lien on the Mortgaged Property paid out of the proceeds of the Loan, even though the same be released of record. 11. Anti-Terrorism Laws. (a) Neither Borrower nor any of its affiliates is in violation of any laws or regulations relating to terrorism or money laundering ("Anti-Terrorism Laws"), including, without limitation. Executive Order No. 13224 on Terrorist Finaneing, effective September 24, 2001 (the "Executive Order") and the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same may be amended from time to time. (b) Neither Borrower, any of its affiliates nor any of its brokers or other agents acting or benefiting from the Loan is a Prohibited Person. A "Prohibited Person" is any of the following: (i) a person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (ii) a person or entity owned or controlled by, or acting for or on behalf of, any person or entity that is listed in the Annex to, or is otherwise subject to the provisions of, the Executive Order; (iii) a person or entity with whom any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) a person or entity who eommits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order; or (v) a person or entity that is named as a "specially designated national and blocked person" on the most cuirent list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list. 12

(c) Neither Borrower, any of its affiliates nor any of its brokers or other agents acting in any capacity in connection with the Loans (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (ii) deals in, or otherwise engages in, any transaction relating to, any property or interests in property blocked pursuant to the Executive Order, or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. (d) Borrower shall not (i) conduct any business or engage in making or receiving any contribution of funds, goods or services to or for the benefit of any Prohibited Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order or any other Anti-Terrorism Law, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law (and Borrower shall deliver to Lender any certification or other evidence requested from time to time by Lender in its reasonable discretion, confirming Borrower's compliance herewith). 12. Records and Financial Reports. Borrower will keep accurate books and records in accordance with sound accounting principles in which full, true and correct entries shall be promptly made with respect to the Mortgaged Property and the operation thereof, and will permit all such books and records to be inspected and copied, and the Mortgaged Property to be inspected and photographed, by Lender and its representatives during normal business hours and at any other reasonable times. Until the Debt is paid in full and this Mortgage has been released of record. Borrower shall furnish to Lender, at Borrower's cost, in form acceptable to Lender the financial information and reports provided for in the Loan Agreement. Any inspection or audit of the Mortgaged Property or the books and records of Borrower, or the procuring of documents and financial and other information, by or on behalf of Lender shall be for Lender's protection only, and shall not constitute any assumption of responsibility to Borrower or anyone else with regard to the eondition, construetion, maintenance or operation of the Mortgaged Property nor Lender's approval of any certification given to Lender nor relieve Borrower of any of Borrower's obligations. Lender may from time to time assign or grant participations in the Loan, and Borrower hereby consents to the delivery by Lender to any acquirer or prospective acquirer of any interest or participation in or with respect to all or part of the Debt such information as Lender now or hereafter has relating to the Mortgaged Property, Borrower or any other party obligated for payment of any part of the Debt, any tenant or guarantor under any Lease affeeting any part of the Mortgaged Property and any agent or guarantor under any management agreement affecting any part of the Mortgaged Property. 13. Performance of Other Agreements. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Mortgaged Property. 14. Further Acts. Etc. Borrower will, at Borrower's cost, complete and deliver any such further acts or documents required by Lender, from time to time, to correct errors in the documenting of the Loan or to better assure, convey, assign, transfer, perfect or confirm unto Lender the property and rights intended to be given it in this Mortgage, the Loan Agreement, Note, Guaranty, or any Other Security Document. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender under the Loan Agreement, Note, Guaranty, this Mortgage, or the Other Security Documents, at law or in equity, including, without limitation, the rights and remedies described in this paragraph. 13

15. Recording of Mortgage. Etc. Except where otherwise prohibited by law. Borrower shall pay all filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment, and subsequent release or reconveyanee of this Mortgage and the Note, any deed of trust or mortgage supplemental hereto, any Mortgage with respect to the Mortgaged Property, any instrument of further assurance and all federal, state, county and municipal taxes, duties, impositions, assessments and charges arising out of or in connection with the same. Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Mortgage. 16. Appraisal. Lender may obtain from time to time an appraisal of all or any part of the Mortgaged Property prepared in accordance with written instructions from Lender by a third party appraiser engaged directly by Lender. Each such appraiser and appraisal shall be satisfactory to Lender and must satisfy all applicable regulatory requirements. The cost of any such appraisal shall be borne by Borrower if such appraisal is the first appraisal in any calendar year, and in all events, if Lender obtains such appraisal after the occurrence of an Event of Default, the cost thereof is due and payable by Borrower on demand and shall be part of the Debt. 17. Environmental Covenants. Borrower covenants and agrees as follows: (a) For purposes of this Mortgage, the following definitions shall apply: (i) The term "Environmental Law" means and includes any federal, state or local law, statute, regulation or ordinance pertaining to health, industrial hygiene or the environmental or ecological conditions on, under or about the Mortgaged Property, including without limitation each of the following (and their respective successor provisions): the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. sections 9601 et seq. ("CLRCLA"); the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. sections 6901 et seq. ("RCRA'T: the Federal Hazardous Materials Transportation Act, as amended, 49 U.S.C. sections 1801 et seq.: the Toxic Substance Control Act, as amended, 15 U.S.C. sections 2601 et seq.: the Clean Air Act, as amended, 42 U.S.C. sections 1857 et seq.: the Federal Water Pollution Control Act, as amended, 33 U.S.C. sections 1251 et seq.; and the rules, regulations and ordinances of the U.S. Environmental Protection Agency and of all other federal, state, eounty and municipal agencies, boards, commissions and other governmental bodies and officers having jurisdiction over the Mortgaged Property or the use or operation of the Mortgaged Property. (ii) The term "Hazardous Substance" means and includes: (1) those substances included within the definitions of "hazardous substances", "hazardous materials, hazardous waste", "pollutants", "toxic substances" or "solid waste" in any Environmental Law; (2) those substances listed in the U.S. Department of Transportation Table or amendments thereto (49 CFR 172.101) or by the U.S. Environmental Protection Agency (or any successor agency) as hazardous substances (40 CFR Part 302 and any amendments thereto); (3) those other substances, materials and wastes which are or become, regulated under any applicable federal, state or local law, regulation or ordinance or by any federal, state or local governmental agency, board, commission or other governmental body, or which are or become classified as hazardous or toxic by any such law, regulation or ordinance; and (4) any material, waste or substance which is any of the following: (A) asbestos; (B) polychlorinated biphenyl; (C) designated or listed 14 as a "hazardous substance" pursuant to section 311 or section 307 of the Clean Water Act (33 U.S.C. sections 1251 ^); (D) explosive; (E) radioactive; (F) a petroleum product; or (G) infectious waste. Notwithstanding anything to the contrary herein, the term "Hazardous Substance" shall not include commercially sold products otherwise within the definition of the term "Hazardous Substance", but (X) which are used or disposed of by Borrower or used or sold by tenants of the Mortgaged Property in the ordinary course of their respective businesses, (Y) the presence of which product is not prohibited by applicable Environmental Law, and (Z) the use and disposal of which are in all respects in accordance with applicable Environmental Law. (iii) The term "Enforcement or Remedial Action" means and includes any action taken by any person or entity in an attempt or asserted attempt to enforce, to achieve compliance with, or to collect or impose assessments, penalties, fines, or other sanctions provided by, any Environmental Law. (iv) The term "Environmental Liability" means and includes any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage (including consequential damage), injury, judgment, assessment, penalty, fine, cost of Enforcement or Remedial Action, or any other cost or expense whatsoever, including actual, reasonable attorneys' fees and disbursements, resulting from or arising out of the violation or alleged violation of any Environmental Law, any Enforcement or Remedial Action, or any alleged exposure of any person or property to any Hazardous Substance. (b) Borrower, its successors and assigns, after reasonable inquiry, covenants, warrants and represents that, except as disclosed in the environmental studies provided to Lender in connection with this Mortgage: (i) No Hazardous Substances have been or shall be discharged, disbursed, released, stored, treated, generated, disposed of, or allowed to escape or migrate, or shall threaten to be injected, emptied, poured, leached, or spilled on or from the Mortgaged Property. (ii) No asbestos or asbestos-containing materials have been or will be installed, used, incorporated into, placed on, or disposed of on the Mortgaged Property. (iii) No polychlorinated biphenyls ("PCBs") are or will be located on or in the Mortgaged Property, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device. (iv) No investigation, administrative order, consent order and agreement, litigation, settlement, lien or encumbrance with respect to Hazardous Substances is proposed, threatened, anticipated or in existence with respect to the Mortgaged Property. (v) The Mortgaged Property and Borrower's operations at the Mortgaged Property are in compliance with all applicable Environmental Laws including without limitation any, state and local statutes, laws and regulations. No notice has been served on Borrower, or any subsidiary of Borrower, from any entity, government body, or individual claiming any violation of any law, regulation, 15 ordinance or code, or requiring compliance with any law, regulation, ordinance or code, or demanding payment or contribution for environmental damage or injury to natural resources. Copies of any such notices received subsequent to the date hereof shall be forwarded to Lender within three (3) days of their receipt. (vi) Borrower has no knowledge of the release or threat of release of any Hazardous Substances from any property adjoining or in the immediate vicinity of the Mortgaged Property. (vii) No portion of the Mortgaged Property is a wetland or other water of the United States subject to jurisdiction under Section 404 of the Clean Water Act (33 U.S.C. § 1344) or any comparable state statute or local ordinance or regulation defining or protecting wetlands or other special aquatic areas. (viii) There are no concentrations of radon or other radioactive gases or materials in any buildings or structures on the Mortgaged Property that exceed background ambient air levels. (ix) To the best of Borrower's knowledge, there have been no complaints of illness or sickness alleged to result from conditions inside any buildings or structures on the Mortgaged Property. (c) Borrower will give prompt written notice to Lender of: (i) any proceeding, known investigation or inquiry commenced by any Governmental Authority with respect to the presence of any Hazardous Substance on, under or about the Mortgaged Property or the migration thereof to or from adjoining property; (ii) all claims made or threatened by any individual or entity against Borrower or the Mortgaged Property relating to any loss or injury allegedly resulting from any Hazardous Substance; and (iii) the discovery by Borrower of any occurrence or condition on any real property adjoining or in the vicinity of the Mortgaged Property which might cause the Mortgaged Property or any part thereof to be subject to any restriction on the ownership, occupancy, transferability or use of the Mortgaged Property under any Environmental Law. (d) Lender shall have the right and privilege to: (i) join in and participate in, as a party if it so elects, any one or more legal proceedings or actions initiated with respect to the Mortgaged Property; and to (ii) have all costs and expenses thereof (including without limitation Lender's reasonable attorneys' fees and costs) paid by Borrower. (e) Borrower agrees to protect, defend, indemnify and hold harmless Lender, its directors, officers, employees, agents, contractors, sub-contractors, licensees, invitees, participants, successors and assigns, from and against any Environmental Liability and any and all claims, demands, judgments, settlements, damages, actions, causes of action, injuries, administrative orders, consent agreements and orders, liabilities, losses, penalties, costs, including but not limited to any cleanup costs, remediation costs and response costs, and all expenses of any kind whatsoever including reasonable attorneys' fees and expenses, including but not limited to 16 those arising out of loss of life, injury to persons, property or business or damage to natural resources in connection with the activities of Borrower, or parties in a contractual relationship with Borrower, and any of them, the foregoing being collectively referred to as "Claims", which: (i) arise out of the actual, alleged or threatened migration, spill, leaching, pouring, emptying, injection, discharge, dispersal, release, storage, treatment, generation, disposal or escape of any Hazardous Substances onto or from the Mortgaged Property; or (ii) actually or allegedly arise out of, in connection with the Mortgaged Property, the use, specification or inclusion of any product, material or process containing Hazardous Substances, the failure to detect the existence or proportion of Hazardous Substances in the soil, air, surface water or ground water, or the performance of or failure to perform the abatement of any Hazardous Substances source or the replacement or removal of any soil, water, surface water or ground water containing any Hazardous Substances; or (iii) arise out of the breach of any covenant, warranty or representation contained in any statement or other information given by Borrower to Lender relating to environmental matters; or (iv) arise out of any Enforcement or Remedial Action or any judicial or administrative action brought pursuant to any Environmental Law. Borrower, its successors and assigns, shall bear, pay and discharge when and as the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise against Lender described in this Section, shall hold Lender harmless for those judgments or claims, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Section. Borrower's indemnifications and representations made herein shall survive any termination or expiration of the documents evidencing or securing the Debt and/or the repayment of the indebtedness evidenced by the Debt, including, but not limited to, any foreclosure on this Mortgage or acceptance of a deed in lieu of foreclosure. Without limiting the generality of the foregoing. Borrower's indemnifications and representations shall extend to Hazardous Substances which first originate on the Mortgaged Property subsequent to Lender's succession to title by virtue of a foreclosure or acceptance of a deed in lieu of foreclosure, excepting only such Claims which arise out of actions taken by Lender, or by those contracting with Lender, its successors or assigns, subsequent to Lender, its successors or assigns, becoming owner of the Mortgaged Property. (f) If any investigation, site monitoring, containment, cleanup, removal, restoration or other remedial work of any kind or nature (the "Remedial Work") is reasonably desirable (in the case of an operation and maintenance program or similar monitoring or preventative programs) or necessaiy, both as determined by an independent environmental consultant selected by Lender under any applicable federal, state or local law, regulation or ordinance, or under any judicial or administrative order or judgment, or by any governmental person, board, commission or agency, because of or in connection with the current or future presence, suspected presence, release or suspected release of a Hazardous Substance into the air, soil, groundwater, or surface water at, on, about, under or within the Mortgaged Property or any portion thereof. Borrower 17 shall within thirty (30) days after written demand by Lender for the performance (or within such shorter time as may be required under applicable law, regulation, ordinance, order or agreement), commence and thereafter diligently prosecute to completion all such Remedial Work to the extent required by law. All Remedial Work shall be performed by contractors approved in advance by Lender (which approval in each case shall not be unreasonably withheld or delayed) and under the supervision of a consulting engineer approved in advance by Lender. All costs and expenses of such Remedial Work (including without limitation the reasonable fees and expenses of Lender's counsel) incurred in connection with monitoring or review of the Remedial Work shall be paid by Borrower. If Borrower fails or neglects to timely commence or cause to be commenced, or shall fail to diligently prosecute to completion, such Remedial Work, Lender may (but shall not be required to) cause such Remedial Work to be performed; and all costs and expenses thereof, or incurred in connection therewith (including, without limitation, the reasonable fees and expenses of Lender's counsel), shall be paid by Borrower to Lender forthwith after demand and shall be a part of the Debt. 18. Events of Default. The Debt shall become immediately due and payable at the option of Lender, without notice or demand, upon the occurrence of any one or more of the following events (each an "Event of Default"): (a) if Borrower shall fail to make full and punctual payment of any amount payable pursuant to this Mortgage, the Note, the Loan Agreement, Guaranty, any Other Security Document or any other document which evidences or secures the Note or Guaranty beyond any applicable grace period provided for in the Loan Agreement for payment defaults; (b) if the entire outstanding principal balance of the Note, together with all accrued and unpaid interest, is not paid on the date when due, whether on the Maturity Date (as defined in the Loan Agreement), or upon acceleration; (c) if Borrower fails to make the full and punctual payment of Taxes or Other Charges as required hereby; (d) if Borrower fails to keep the Policies of insurance required hereby in full force and effect, or fails to promptly deliver copies thereof to Lender upon request; (e) if Borrower sells, leases, conveys, assigns, pledges, encumbers or transfers all or any part of the Mortgaged Property or any interest therein, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers of items of the Equipment which have become obsolete or worn beyond practical use and which have been replaced by adequate substitutes, owned by Borrower, having a value equal to or greater than the replaced items, when new; and (ii) the grant, in the ordinary course of business, of a leasehold interest in all or part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Mortgage, Loan Agreement, or any Other Security Documents; (f) if Borrower sells, leases, conveys, assigns, pledges, encumbers or transfers all or any part of the other assets of Borrower, voluntarily or involuntarily, whether by operation of law or otherwise, except: (i) sales or transfers in the ordinary course of Borrower's business; and (ii) sales or transfers for which Borrower receives consideration substantially equivalent to the fair market value of the transferred asset; provided, however, that nothing herein contained shall be construed as consent to the sale, conveyance, assignment, pledge, encumbrance or transfer of any such assets otherwise prohibited hereunder, under the Loan Agreement or under any Other Security Documents; 18

(g) if Borrower abandons all or any portion of the Mortgaged Property; (h) if any event of default shall occur under the Loan Agreement or any Other Security Document after the passage of any applicable notice and cure periods; (i) if the Mortgaged Property becomes subject to any mechanic's, materialman's or other lien (other than a lien for local real estate taxes and assessments not then due and payable, or any lien being contested by Borrower pursuant to its rights hereunder) and such lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) or more calendar days; or (i) if Borrower fails to promptly and diligently cure any material violations of laws or ordinances affecting the Mortgaged Property. 19. Right to Cure Defaults. Upon the occurrence of any Event of Default, or if Borrower fails to make any payment or to do any act as herein required. Lender may do such acts or make such payments in Borrower's stead, in such manner and to the extent that Lender may deem necessary to protect the security hereof. Any such acts or payments by Lender shall be at Lender's sole discretion, may be taken without notice to or demand on Borrower, and will not release Borrower from any obligation hereunder. Lender is authorized to enter upon the Mortgaged Property for such purposes, or appear in, defend or bring any action or proceeding to protect its interest in the Mortgaged Property, to cause this Mortgage to be foreclosed or to collect the Debt. All such costs and expenses (including, but not limited to, attorneys' fees) incurred by Lender in remedying any such Event of Default, in acting or making payments in Borrower's stead, or in appearing in, defending or bringing any of the foregoing actions or proceedings, shall bear interest at the Default Rate from the date incurred by Lender until the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the above rate shall be deemed to constitute a portion of the Debt and be secured by this Mortgage and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor. 20. Lender's Remedies. (a) Upon the occurrence of any Event of Default, then, and in every such case, this Mortgage shall stay in force during the continuance of any Event of Default and Lender may, at its option, and without notice to Borrower (except as required by law or as otherwise specifically required by any Other Security Document) take such action, without notice or demand, as it deems advisable to proteet and enforce its rights against Borrower and in and to the Mortgaged Property, including, without limitation, the following actions: (i) declare the entire Debt to be due and payable immediately, and upon any such declaration the Debt shall become and be immediately due and payable, anything in the Note, in this Mortgage or in any Other Security Documents to the contrary notwithstanding; (ii) institute proceedings to foreclose this Mortgage in accordance with applieable law, in which case the Mortgaged Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner; (iii) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Mortgage for the portion of the Debt then due and payable, subject to the continuing lien of this Mortgage for the balance of the Debt not then due; 19

(iv) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Loan Agreement, Note, Guaranty or the Other Security Documents and take such action without notice or demand, as Lender deems advisable to protect and enforce its rights against Borrowers or any Guarantor under the Loan Agreement, Note, Guaranty or Other Security Documents; (v) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Mortgage; (vi) apply for the appointment of a trustee, receiver, liquidator or conservator of the Mortgaged Property, without notice and without regard for the adequacy of the security for the Debt or the solvency of Borrowers, any Guarantor or of any person, firm or other entity liable for the payment of the Debt; (vii) enforce Lender's interest in the Leases and Rents and enter into or upon the Mortgaged Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, and thereupon Lender may: (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Mortgaged Property and conduct the business thereat; (B) complete any construction on the Mortgaged Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Mortgaged Property; (D) exercise all rights and powers of Borrower with respect to the Mortgaged Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Mortgaged Property and every part thereof; and (E) apply the receipts from the Mortgaged Property to the payment of the Debt, after deducting therefrom all expenses (including, but not limited to, reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, assessments. Insurance Premiums and Other Charges in connection with the Mortgaged Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees; and (viii) pursue such other rights and remedies as may then be available at law and in equity. To the extent permitted presently or in the future by laws of the state in which the Premises and Improvements are located. Lender may institute a proceeding or proceedings, judicial or non-judicial, by advertisement or otherwise, for the complete or partial foreclosure of this Mortgage or the complete or partial sale of the Mortgaged Property under a power of sale, which power is hereby granted to Lender. In the event of sale, by foreclosure or otherwise, of less than all of the Mortgaged Property, this Mortgage shall continue as a lien on the remaining portion of the Mortgaged Property. (b) Upon the completion of any sale or sales made under or by virtue of this Mortgage, an officer of any court empowered to do so shall execute and deliver to the purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Such officer or other authorized person is hereby irrevocably appointed the true and lawful attorney of Borrower, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Mortgaged Property and rights so sold, and for that purpose may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, Borrower hereby ratifying and confirming all that such officer or other authorized person shall lawfully do by virtue hereof. Any such 20 sale or sales made under or by virtue of this Mortgage pursuant to any judicial proceedings or any judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Borrower. (c) Upon any sale made under or by virtue of this Mortgage pursuant to any judicial proceedings or any judgment or decree of foreclosure and sale. Lender may bid for and acquire the Mortgaged Property or any part thereof and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom, to the extent allowed by applicable law, the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Mortgage. (d) No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Mortgage upon the Mortgaged Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before. (e) Lender may release, regardless of consideration and without the necessity for any notice to or a consent by any person or entity, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by this Mortgage or the Other Security Documents or their stature as first and prior liens and security interests in and to the Mortgaged Property. For payment of the Debt, Lender may resort to any security in such order and manner as Lender may elect. (f) Lender shall have all rights, remedies and recourses granted in this Mortgage and the Other Security Documents or available at law or equity (including, without limitation, the Uniform Commercial Code), which rights: (i) shall be cumulative and coneurrent; (ii) are intended to be, and shall be, non-exclusive; (iii) may be pursued separately, successively or concurrently against Borrowers or others obligated under the Note, Loan Agreement, this Mortgage and the Other Security Documents, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Lender; and (iv) may be exercised as often as occasion therefor shall arise. The exercise or failure to exercise any of Lender's rights, remedies and recourses granted under this Mortgage shall not be construed as a waiver or release thereof or of any other right, remedy or recourse. No enforcement of any rights, remedies or recourse under the Note, this Mortgage and the Other Security Documents or otherwise at law or equity shall be deemed to cure any Event of Default. The remedies provided for in this Mortgage may be exercised in any order. 21. Changes in the Laws Regarding Taxation. If any law is enacted or adopted or amended after the date of this Mortgage which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Mortgaged Property, Borrower will pay such tax, with interest and penalties thereon, if any. In the event Lender is advised by counsel chosen by it that the payment of such tax or interest and penalties by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event. Lender shall have the option, by written notice of not less than ninety (90) days, to declare the entire Debt immediately due and payable. 22. Attomment bv Tenant. In the event the Mortgaged Property or any part thereof is hereafter occupied by a tenant under a Lease, and in the event of any foreclosure hereunder, such tenant shall, at the option of the purchaser of the Mortgaged Property, either (i) immediately surrender possession of the Mortgaged Property to such purchaser, or (ii) agree to attorn to and to execute an 21 agreement reasonably satisfactory to such purchaser, which agreement shall recognize such purchaser as the landlord under such Lease. 23. Documentary Stamps. If at any time the United States of America, any state thereof or any subdivision of any such state shall require revenue or other stamps to be affixed to the Note or this Mortgage, require payment of a mortgage registration or similar tax or fee, or impose any other tax or charge on the same. Borrower promptly will pay for the same, with interest and penalties thereon, if any. If Borrower fails to make such payment or if any law, order, rule or regulation prohibits Borrower from making such payment or would penalize Lender if Borrower makes such payment, then the entire Debt shall, without notice, become immediately due and payable at Lender's option. 24. Usury Laws. This Mortgage, the Loan Agreement, Other Security Documents and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt or any other charges at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by law to contract or agree to pay. If by the terms of this Mortgage, the Loan Agreement, Other Security Documents or the Note, Borrower is at any time required or obligated to pay any such amounts at a rate in excess of such maximum rate, the rate of interest under the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate. Thereupon, all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of the principal and not on account of the interest due hereunder. 25. Right of Entry. Lender and its agents shall have the right to enter and inspect the Mortgaged Property at all reasonable times. 26. Reasonable Use and Occupancy. In addition to the rights which Lender may have herein, upon the occurrence of any Event of Default, Lender, at its option, may require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Mortgaged Property as may be occupied by Borrower, or may require Borrower to vacate and surrender possession of the Mortgaged Property to Lender or to such receiver and, in default thereof. Borrower may be evicted by summary proceedings or otherwise. 27. Security Agreement. This Mortgage is both a real property deed of trust and a "security agreement" within the meaning of the Uniform Commercial Code adopted and enacted by the state or states where any of the Mortgaged Property is located (the "Uniform Commercial Code"), made by and between Borrower, as debtor, and Lender, as secured party. By executing and delivering this Mortgage, Borrower has granted and hereby grants to Lender, as security for the Debt, a security interest in the Mortgaged Property to the full extent that the Mortgaged Property may be subject to the Uniform Commercial Code (said portion of the Mortgaged Property so subject to the Uniform Commercial Code being herein referred to as the "Collateral""). If an Event of Default shall occur. Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including, without limitation, legal expenses and attorneys' fees, incurred or paid by Lender in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute 22 commercially reasonable notice to Borrower. The Collateral may be sold in such manner, portions, order or parcels as Lender may determine, with or without having first taken possession of same. The right of sale arising out of any Event of Default shall not be exliausted by any one or more sales or attempted sales, any other action, proceeding or other exercise of a remedy, and the liens granted by this Mortgage shall continue unimpaired. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender, in its discretion, shall deem proper. 28. Actions and Proceedings. Lender has the right to appear in and defend any action or proceeding brought with respect to the Mortgaged Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Mortgaged Property. Lender shall, at its option, be subrogated to the lien of any deed of trust, mortgage or other Mortgage discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt. 29. Waiver of Counterclaim. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender, and, to the extent permitted by law, waives trial by jury in any action or proceeding brought by either party hereto against the other or in any counterclaim asserted by Lender, or its successors or assigns, against Borrower, or in any matters whatsoever arising out of or in any way connected with this Mortgage, the Loan Agreement, Note, any of the Other Security Documents or the Debt. 30. Recovery of Sums Required to Be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced. 31. Marshalling. Redemption, and Other Matters. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, moratorium, reinstatement, redemption (both statutory and common law rights of redemption), and similar laws, wherever enacted, now or at any time hereafter in force and all rights of marshalling in the event of any sale hereunder of the Mortgaged Property or any part thereof or any interest therein. Borrower hereby also specifically waives the right to object to the appointment of a receiver as herein permitted. In addition, to the extent permitted by law, Borrower shall not at any time claim, take or insist upon any benefit or advantage of any exemption from execution or sale of the Mortgaged Property or any part thereof. Borrower hereby covenants not to hinder, delay or impede the execution of any power herein granted or delegated to Lender, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Mortgage on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Mortgaged Property subsequent to the date of this Mortgage and on behalf of all persons to the extent permitted by applicable law. 32. Costs and Expenses. Without limiting Lender's rights under any other provision herein or in the Note or any Other Security Document, Borrower agrees that it will reimburse Lender for any and all costs and expenses incurred by Lender in the procuring and making of this Mortgage or in the perfection of the lien and security interest hereof and in connection with any breach or default of this Mortgage, the Loan Agreement, Note or any Other Security Document, or in cormection with any request that Lender take, or refrain from taking, any action with respect to Borrower or the Mortgaged Property. Borrower further agrees to pay all and singular the costs, charges and expenses, including, but not limited to, attorneys' fees and title search and abstract costs, reasonably incurred or paid at any time by Lender 23 because of the failure of Borrower to perform, comply with and abide by each and every agreement, condition and covenant of the Loan Agreement, Note, this Mortgage or any of the Other Security Documents. 33. Access Laws. (a) Borrower agrees that the Mortgaged Property shall at all times comply with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, all similar state and local laws and ordinances related to access and all rules, regulations, and orders issued pursuant thereto, including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities, all as the same may be amended or supplemented from time to time (collectively the "Access Laws"). (b) Notwithstanding any provisions set forth herein or in any other document regarding Lender's approval of alterations of the Mortgaged Property, Borrower shall not alter the Mortgaged Property in any manner which would increase Borrower's responsibilities for compliance with the applicable Access Laws without the prior written approval of Lender. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of an architect, engineer or other person acceptable to Lender regarding compliance with applicable Access Laws. (c) Borrower agrees to give prompt notice to Lender of the receipt by Borrower of any complaints related to any violations of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws. 34. Indemnification. Borrower shall protect, defend, indemnify and save harmless Lender from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) (the "Indemnified Obligations"), imposed upon, incurred by or asserted against Lender by reason of; (a) ownership of this Mortgage, the Mortgaged Property or any interest therein or receipt of any Rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Mortgaged Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, non-use or condition in, on or about the Mortgaged Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) performance of any labor or services or the furnishing of any materials or other property with respect to the Mortgaged Property or any part thereof; (e) any failure of the Mortgaged Property to comply with any Access Laws; and (f) the doing of any act which Lender is required or permitted to do by the terms of this Mortgage, the Note or the Other Security Documents or by law. Any amounts payable to Lender by reason of the application of this indemnification shall be secured by this Mortgage and the Other Security Documents, shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. The obligations and liabilities of Borrower under this paragraph shall survive any termination, satisfaction or assignment of this Mortgage and the exercise by Lender of any of its rights or remedies hereunder, including, but not limited to, the acquisition of the Mortgaged Property by foreclosure or a conveyance in lieu of foreclosure. The foregoing indemnification shall not relate to Indemnified Obligations arising from Lender's gross negligence or willful misconduct. 35. Notices. Except as otherwise specified herein, any notice, consent, request or other communication required or permitted hereunder shall be in writing and shall be deemed properly given if delivered in accordance with the notice requirements contained in the Loan Agreement. 24

36. Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Mortgage specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any other notice. 37. Remedies of Borrower. In the event that a claim or adjudication is made that Lender has acted unreasonably or unreasonably delayed acting in any case where by law or under the Note, this Mortgage or the Other Security Documents, it has an obligation to act reasonably or promptly. Lender shall not be liable for any monetary damages, and Borrower's remedies shall he limited to injunctive relief or declaratory judgment. 38. Sole Discretion of Lender. Wherever pursuant to this Mortgage, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide that arrangements or terms are satisfactory or not satisfactory shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein. 39. Nonwaiver. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Mortgage. Borrower shall not be relieved of Borrower's obligations hereunder by reason of: (a) the failure of Lender to comply with any request of Borrower or any Guarantor to take any action to foreclose this Mortgage or otherwise enforce any of the provisions hereof, of the Note or the Other Security Documents; (b) the release, regardless of consideration, of the whole or any part of the Mortgaged Property, or of any person liable for the Debt or any portion thereof; or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Mortgage or the Other Security Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Mortgage. The rights and remedies of Lender under this Mortgage and the Other Security Documents shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity. 40. Waiver of Automatic or Supplemental Stav. In the event of the filing of any voluntary or involuntary petition under the Bankruptcy Code by or against Borrower (other than an involuntary petition filed by or joined by Lender), Borrower shall not assert, or request any other party to assert, that the automatic stay under § 362 of the Bankruptcy Code shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of the Lender to enforce any rights it has by virtue of this Mortgage, or any other rights that Lender has, whether now or hereafter acquired, against any Guarantor. Further, Borrower shall not seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to §105 of the Bankruptcy Code or any other provision therein to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights it has by virtue of this Mortgage against any Guarantor. The waivers contained in this paragraph are a material inducement to Lender's willingness to make the Loan, and Borrower acknowledges and agrees that no grounds exist for equitable relief which would bar, delay or impede the exercise by Lender of its rights and remedies against Borrower or any Guarantor. 25

41. Bankruptcy Acknowledgment. In the event the Mortgaged Property or any portion thereof or interest therein becomes property of any bankruptcy estate or subject to any state or federal insolvency proceeding, then Lender shall immediately become entitled, in addition to all other relief to which Lender may be entitled under this Mortgage, to obtain: (a) an order from the Bankruptcy Court or other appropriate court granting immediate relief from any automatic stay laws (including §362 of the Bankruptcy Code) so as to permit Lender to pursue its rights and remedies against Borrower as provided under this Mortgage and all other rights and remedies of Lender at law and in equity under applicable state law; and (b) an order from the Bankruptcy Court prohibiting Borrower's use of all "cash collateral" as defined under §363 of the Bankruptcy Code. In connection with any such orders. Borrower shall not contend or allege in any pleading or petition that Lender does not have sufficient grounds for relief from the automatic stay. Any bankruptcy petition or other action taken by Borrower to stay, condition or inhibit Lender from exercising its remedies are hereby admitted by Borrower to be in bad faith, and Borrower further admits that Lender would have just cause for relief from the automatic stay in order to take such actions authorized by state law. 42. No Oral Change. This Mortgage, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. 43. Liability. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Mortgage shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever. 44. Inapplicable Provisions. If any term, covenant or condition of the Loan Agreement, Note or this Mortgage is held to be invalid, illegal or unenforceable in any respect, the Note and this Mortgage shall be construed without such provision. 45. Headings. Etc. The headings and captions of various paragraphs of this Mortgage are for convenienee of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof. The Recitals to this Mortgage are incorporated into its body and made an integral part of this Mortgage. 46. Counterparts. This Mortgage may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same Mortgage. 47. Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage (including pronouns) shall include the corresponding masculine, feminine or neuter forms, and the singular form of such words shall include the plural and vice versa. The word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Mortgaged Property or any part thereof or any interest therein"; the word "Lender" shall mean "Lender and any subsequent holder of the Note"; the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Mortgage"; the word "person" shall include an individual, corporation, partnership, limited partnership, limited liability partnership, limited liability company, trust, unincorporated association, government, governmental authority and any other entity; and the words "Mortgaged Property" shall include any portion of the Mortgaged Property and any interest therein. In addition, the word "Guarantor" shall mean any person or entity guaranteeing or indemnifying payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Mortgage, the 26

Note or the Other Security Documents. The word "including" shall be deemed to be equivalent to the phrase "including, but not limited to". 48. Homestead. Borrower hereby waives and renounces all homestead and exemption rights provided by the constitution and the laws of the United States and of any state, in and to the Mortgaged Property as against the collection of the Debt, or any part hereof. 49. Assignments. Lender shall have the right to assign or transfer its rights under this Mortgage without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Mortgage. 50. Partial Releases. At Lender's sole option, any part of the Mortgaged Property may be released by Lender from the lien and security interest created by this Mortgage; provided, however. Lender shall not be obligated to grant partial releases. Any such partial release shall not affect the lien and security interest created by the Mortgage as to the remainder of the Mortgaged Property. 51. Integration. This Mortgage, the Loan Agreement, Note, Guaranty and the Other Security Documents embody the entire agreement by and between Borrower and Lender with respect to the Loan, and any and all prior correspondence, discussions or negotiations are deemed merged therein. 52. Applicable Law: Jurisdiction. This Mortgage shall be governed by and construed in accordance with the laws of the State of Kansas. Borrower hereby submits to personal jurisdiction in the state courts located in said State and the federal courts of the United States of America located in said State for the enforcement of Borrower's obligations hereunder and waives any and all personal rights under the law of any other state to object to jurisdiction within such State for the purposes of any action, suit, proceeding or litigation to enforce such obligations of Borrower. 53. Fixture Filing. This Mortgage shall be deemed a fixture filing within the meaning of any applicable uniform commercial code, and for such purpose, the following information is given: Debtor's Name: Cardinal Colwich, LLC Debtor's Address: 1554 North 600 East Union City, Indiana 47390 USA Debtor's State of Organization: Kansas Name and address of Secured Party: First National Bank of Omaha 1620 Dodge St., Stop 3300 Omaha, Nebraska 68197 USA Description of the type (or items) of property: See the Recitals herein. Description of real estate to which the collateral is attached or upon which it is or will be located: See Exhibit A hereto. 27

Owner of such real estate: Borrower Some of the above described collateral is or is to become fixtures upon the above-described real estate, and this fixture filing is to be filed for record in the public real estate records. 54. Waiver of Jurv Trial. BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY, OR THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THE LOAN EVIDENCED BY THE NOTE OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LOAN AGREEMENT, NOTE, THIS MORTGAGE OR ANY OF THE OTHER SECURITY DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF BORROWER OR LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER'S MAKING OF THE LOAN SECURED BY THE MORTGAGE AND THE OTHER SECURITY DOCUMENTS. 55. Access Easement. The term Access Easement collectively means the Grant of Limited Easement for Vehicular Access dated March 2, 2018 granted by ICM, Inc. (more fully described as Tract 3 in Exhibit A), Encroachment Easement Agreement dated January 23, 2020 granted by ICM, Inc., Grant of Water Well Use and Access Easement dated March 2, 2018 more fully described as Tract 2 in Exhibit A, and Water Well Access Easement dated January 22, 2020 granted by Evergy Kansas South, Inc. to Element, LLC and recorded as Document No. 29928902 with the Register of Deeds of Sedgwick County, Kansas, as assigned to Borrower Borrower hereby collaterally assigns the foregoing Access Easements to Lender. (a) Borrower agrees: (i) to timely and fully perform and comply with all obligations, terms, covenants, and conditions on its part to be performed under the Access Easement; (ii) not to cause or permit any breach of the Access Easement; and (iii) to enforce the obligations of the grantor of the Access Easement to the end that Borrower may enjoy all the rights granted to Borrower under the Access Easement. Borrower shall keep and maintain the Access Easement in full force and effect. (b) If Borrower defaults under the Access Easement, or if Lender receives notice of any default under the Access Easement, Lender may, at its option but without any obligation to do so, take any action necessary or desirable to cure any such default. Lender being authorized to enter upon the Access Easement premises for such purposes with or without notice and without becoming a mortgagee in possession. Borrower shall, immediately on demand, pay to Lender all expenses and other costs of Lender incurred in curing any such default, together with interest thereon from the date of expenditure until said sums have been fully and finally paid, at the Default Rate of interest provided for in the Loan Agreement. [SIGNATURE PAGE FOLLOWS] 28

IN WITNESS WHEREOF, Borrower has executed this Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing to be effective as of the day and year first above written. "Borrower" CARDINAL COLWICK, LLC By: . Title: 29

STATE OF INDIANA )
) ss.
COUNTY OF RANDOLPH )

This instrument was acknowledged before me on this 29th day of January, 2024, by William Daart, as CFO of Cardinal Colwich, LLC, a Kansas limited liability company, , on behalf of said limited liability company.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Randolph County, Indiana the day and year last above written.

[SEAL]

NAOMI SHORES
My Comm. Exp. 05/17/2030
Comm. #NP0741137
NOTARY SEAL PUBLIC
Randolph County
STATE OF INDIANA

Naomi Shores

Printed Name: Naomi Shores
Notary Public in and for said State
Commissioned in Randolph County, IN

My Commission Expires:
5/17/2030

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EXHIBIT A
Legal Description

Tract 1: That part of Lot 1, Block A, Colwich Industrial Park 3rd Addition, Colwich, Sedgwick County, Kansas, described as beginning at the Southeast corner of said Lot 1; thence S 87°35'28" W along the South line of said Lot 1, 1828.95 feet to the Southerly most Southwest corner of said Lot 1; thence N 00°45'02" E along the Southerly most West line of said Lot 1, 200.00 feet; thence N 87°35'28" E 172.00 feet; thence N 00°45'02" W parallel with said Southerly most West line 466.48 feet to the South line of the Northwest Quarter of Section 15, Township 26 South, Range 2 West of the 6th P.M., Sedgwick County, Kansas; thence N 87°22'30" E along the South line of said Northwest Quarter 166.00 feet; thence N 00°45'02" W parallel with said Southerly most West line 651.87 feet; thence N 87°33'38" E 1344.37 feet; thence N 01°19'41" W parallel with the East line of the Northwest Quarter of Section 15, Township 26 South, Range 2 West of the 6th P.M., Sedgwick County, Kansas 1341.31 feet to a point 660.00 feet South of the North line of said Northwest Quarter; thence S 87°54'51" W parallel with said North line 115.32 feet; thence N 01°19'41" W parallel with the East line of said Northwest Quarter 600.05 feet to the North line of said Lot 1; thence N 87°54'51" E along said North line 250.00 feet to the Northeast corner of said Lot 1; thence S 01°56'06" E along the East line of said Lot 1, 76.99 feet; thence S 01°55'47" E along the East line of said Lot 1, 190.50 feet; thence S 01°41'07" E along the East line of said Lot 1, 176.50 feet; thence S 01°49'19" E along the East line of said Lot 1, 278.50 feet; thence S 01°49'17" E along the East line of said Lot 1, 232.20 feet; thence S 01°59'52" E along the East line of said Lot 1, 154.00 feet; thence S 01°41'11" E along the East line of said Lot 1, 831.66 feet; thence S 88°04'22" W along the East line of said Lot 1, 16.70 feet; thence S 01°19'41" E along the East line of said Lot 1, 1319.45 feet to the place of beginning.

Tract 2: Easement for the benefit of Tract 1 as created by Grant of Water Well Use and Access Easement dated March 2, 2018 and recorded as Doc.#/FLM-PG 29753515, over and across that part of Lot 1, Colwich Industrial Park 2nd Addition, a Subdivision in Colwich, Sedgwick County, Kansas, and Lot 1, Block A, Colwich Industrial Park 3rd Addition, Sedgwick County, Kansas, lying in the Southwest Quarter of Section 15, Township 26 South, Range 2 West of the 6th P.M., Sedgwick County, Kansas, described as commencing at the Northeast corner of Lot 1 in said Colwich Industrial Park 2nd Addition; thence S 00°53'00" W along the East line of said Lot 1, in said Colwich Industrial Park 2nd Addition, 228.86 feet to the place of beginning; thence S 89°00'32" W parallel with the North line of said Southwest Quarter 122.00 feet; thence N 00°53'00" E parallel with said East line 299.56 feet to said North line; thence N 89°00'32" E along said North line 294.02 feet; thence S 00°53'00" W parallel with said East line 279.56 feet; thence S 89°00'32" W parallel with said North line 82.00 feet; thence S 00°53'00" W parallel with said East line 20.00 feet; thence S 89°00'32" W parallel with said North line 90.02 feet to the place of beginning.

Tract 3: Easement for the benefit of Tract 1 as created by Grant of Limited Easement for Vehicular Access dated March 2, 2018 and recorded as Doc.#/FLM-PG 29753516, over and across that part of Lot 1, Block A, Colwich Industrial Park 3rd Addition, Colwich, Sedgwick County, Kansas, described as commencing at the Westerly most Southwest corner of said Lot 1; thence N 00°00'00" E along the West line of said Lot 1, 20.00 feet to the place of beginning; thence continuing N 00°00'00" E along said West line 21.25 feet; thence N 00°09'13" E along said West line 18.76 feet; thence S 88°50'00" E 744.87 feet; thence N 85°27'36" E 172.70 feet to the South line of the Northwest Quarter of Section 15, Township 26 South, Range 2 West of the 6th P.M., Sedgwick County, Kansas; thence S 00°53'00" W 40.18 feet; thence S 85°27'36" W 170.90 feet; thence N 88°50'00" W 746.10 feet to the place of beginning.

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EXHIBIT B Permitted Encumbrances 1. Exceptions 8 through 16 and 18 through 26 listed in Schedule B, Part II of the Commitment for Title Insurance dated Deeember 11, 2023 issued by Kansas Seeured Title, Inc., as agent for Chieago Title Insurance Company as File No. SG0711525. 2. The Permitted Liens defined and provided for in the Loan Agreement. 3. Project Lease dated December 3, 2019 between the City of Colwich, Kansas and Cardinal Colwich, LLC, via assignment from Element, LLC. 4. Site Lease dated December 3, 2019 between the City of Colwich, Kansas and Cardinal Colwich, LLC, via assignment from Element, LLC.